Lease Arrangements	6 Months Ended
Jun. 30, 2020
Lease Arrangements
Lease Arrangements

12    Lease Arrangements

Charters-out

As of June 30, 2020, the Company generated operating revenues from its 58 vessels on time charters or bareboat charter agreements, with remaining terms ranging from less than one year to April 2028. Under the terms of the charter party agreements, most charterers have options to extend the duration of contracts ranging from less than one year to three years after the expiration of the contract. The Company determines fair value of its vessels at the lease commencement date and at the end of lease term for lease classification with the assistance from valuations obtained by third party independent shipbrokers. The Company manages its risk associated with the residual value of its vessels after the expiration of the charter party agreements by seeking multi-year charter arrangements for its vessels.

The future minimum rentals, expected to be earned on non-cancellable time charters and bareboat charters classified as operating leases consisted of the following as of June 30, 2020 (in thousands):

Remainder of 2020	$206,915
2021	365,730
2022	281,494
2023	189,129
2024	57,070
2025 and thereafter	62,212
Total future rentals	$1,162,550

Rentals from time charters are not generally received when a vessel is off-hire, including time required for normal periodic maintenance of the vessel. In arriving at the future minimum rentals, an estimated time off-hire to perform periodic maintenance on each vessel has been deducted, although there is no assurance that such estimate will be reflective of the actual off-hire in the future.